AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED DECEMBER 1, 2005 TO

THE PROSPECTUS FOR CLASS A, B, C AND Y SHARES

DATED JUNE 4, 2005, AS REVISED SEPTEMBER 3, 2005

This Supplement updates the above-dated Prospectus of AXA Enterprise Funds Trust (“Trust”). You should read this supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The purpose of this Supplement is to provide you with information regarding a change of investment adviser (“Adviser”) to the AXA Enterprise Money Market Fund.

AXA Enterprise Money Market Fund

Effective as of December 1, 2005, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace J.P. Morgan Investment Management Inc. (“JPMIM”), the Adviser to the AXA Enterprise Money Market Fund (“Money Market Fund”), with The Dreyfus Corporation (“Dreyfus”).

Based on the foregoing, the information provided below updates information regarding the Money Market Fund in the current Trust Prospectus.

Under the heading “Management Team - The Manager and the Sub-advisers” in the Prospectus, information regarding JPMIM is deleted and replaced with the following information regarding Dreyfus:

The Dreyfus Corporation (“Dreyfus”) serves as the sub-adviser to the AXA Enterprise Money Market Fund. Dreyfus was founded in 1951 and currently manages approximately 200 mutual fund portfolios. As of September 30, 2005, Dreyfus had approximately $766 billion in assets under management.

Dreyfus is located at 200 Park Avenue, New York, New York 10166.